Exhibit 10.5

Zynex, Inc.

Audit Committee Charter

(October 2008)

Organization

This charter governs the operation of the Audit Committee (the “Committee’“) of the Board of Directors of Zynex, Inc. (the “Company”).  The Committee shall review and reassess the adequacy of the charter at least annually and obtain the approval of the Board of Directors for any proposed changes to the charter.  The Committee shall be appointed by the Board and shall make regular reports to the Board.  The Committee shall be comprised of at least two directors, each of whom shall meet the applicable independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company’s financial reporting processes on behalf of the Board and report the results of its activities to the Board.  Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements.  The Committee, in carrying out its oversight responsibilities, will assess the Company’s systems of internal accounting and financial controls, any internal audit process, the independence, qualifications and performance of the Company’s independent auditor, and the overall integrity of the Company’s financial statements and information systems.  The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.  In addition, the Committee will have the power to review and approve “related party transactions”, in accordance with the requirements of the American Stock Exchange and any regulatory agencies.  The Committee may also have such other duties as may, from time to time, be assigned to it by the Board.

The Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain special legal, accounting or other consultants to advise the Committee.  The Company must provide appropriate funding, as determined by the Committee, for payment for the services of such advisors, as well as for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.  The Committee may also form and delegate authority to subcommittees to undertake its responsibilities, under its supervision.

The Committee shall meet as often as it determines, but not less frequently than quarterly.  The Committee shall meet with the independent auditor in separate executive sessions at least quarterly.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the Committee may modify them, as it deems appropriate.

Financial Statement and Disclosure Matters

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Review with management and the independent auditor the annual audited financial statements to be included in the Company’s Annual Report on Form 10-K. Based on these reviews, the Committee shall report to the Board whether the Committee recommends inclusion of the annual audited financial statements in the Company’s Form 10-K.

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Review with management and the independent auditor the interim financial statements to be included in the Company’s Quarterly Report on Form 10-Q.  The Committee shall discuss with the independent auditor the results of its review of each interim financial statement for a quarter.

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Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effect of alternative acceptable accounting policies on the Company’s financial statements.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s proxy statement for any annual meeting.

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

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Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Oversight of the Company’s Relationship with the Independent Auditor

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Be directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and the independent auditor regarding financial reporting).  The independent auditor must report directly to the Committee.

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Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company, including those consistent with Independence Standards Board Standard 1.  The Committee shall evaluate the experience, qualifications, performance and independence of the independent auditor, including considering whether the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management.  The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.  As part of these matters, the Committee shall be responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.

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Discuss with the independent auditors the overall scope and plans for its audit.  Also, discuss with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls.  Meet separately with the independent auditors, with and without management present, to discuss the results of the audit and any other examinations.

•	Discuss the matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

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Review and pre-approve all audit engagement fees and terms and all non-audit services with the independent auditor.  The Committee shall consult with management but shall not delegate these responsibilities to management.

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Review any proposed employment offer by the Company to an employee or former employee of the independent auditor and discuss with the management the actions intended to be taken by management and the independent auditor to ensure that the auditor maintains independence.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, in regard to the occurrence of illegal acts, has not been implicated.

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Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s general counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	Approve or reject all “related party” transactions. Review reports and disclosures of related party transactions prepared by management.

Oversight of the Company’s Internal Audit Function

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Discuss with management and the independent auditors the quality and adequacy of the Company’s internal controls and any internal audit functions’ organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the employees performing internal audit functions and management’s responses.

Whistleblower Policy

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Establish and oversee the Company’s anonymous complaint policy contained within the Company’s Code of Business Conduct and Ethics regarding the confidential, anonymous submission by employees of reports regarding questionable accounting practices, internal accounting controls or auditing matters and the investigation, disposition and retention of such reports.

Limitation of Audit Committee’s Role

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While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.  It is not the duty of the Committee to conduct investigations or to assure Company’s compliance with laws and regulations.